UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-9957
                                   811-10179

Name of Fund:  Mercury Basic Value Fund, Inc.
               Master Basic Value Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Mercury Basic Value Fund, Inc. and Master Basic Value Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
   P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 06/30/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Annual Report
June 30, 2004


Mercury
Basic Value
Fund, Inc.



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) at the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Mercury Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



IMPORTANT TAX INFORMATION
(UNAUDITED)


The following information is provided with respect to the ordinary income distributions paid by Mercury Basic Value Fund, Inc. during the fiscal year ended June 30, 2004.


Record Date                                August 13, 2003   December 10, 2003
Payable Date                               August 19, 2003   December 16, 2003

Qualified Dividend Income for Individuals      100.00%              100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations            100.00%              100.00%

Please retain this information for your records.



June 30, 2004, Mercury Basic Value Fund, Inc.



DEAR SHAREHOLDER


The past year was an excellent one for Mercury Basic Value Fund, Inc. The Fund outperformed its benchmarks and its Lipper category average for the year, benefiting most from a focus on stocks leveraged to economic recovery.


Performance Overview

For the 12-month period ended June 30, 2004, Mercury Basic Value Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +23.78%, +24.25%, +23.84% and +24.16%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.) The Fund outperformed both the +19.11% return of the Standard & Poor's 500 (S&P 500) Index and the +22.25% return of the S&P 500 Barra Value Index for the same period. Fund results also exceeded the +19.20% average return of the Lipper Large Cap Value Funds category for the 12-month period. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.)

We positioned the portfolio for an economic recovery, emphasizing companies with greater sensitivity to changes in the overall economy. We started doing that before the Iraq war in late 2002 and early 2003. Once major combat ended in the spring of 2003, the economy took off. All of the areas we overweighted, including materials, information technology (IT), industrials and consumer discretionary, moved to the forefront, as confidence grew and investors sought to participate in the first year of the recovery.

Information technology was the biggest positive contributor to the Fund's relative results. We had excellent performance from companies such as Advance Micro Devices, Inc., National Semiconductor Corporation, Motorola, Inc., Lucent Technologies Inc., Agilent Technologies, Inc., 3Com Corporation and Tectronix, Inc. In the materials sector, Phelps-Dodge Corporation, Massey Energy Company, Alcoa Inc. and International Paper Company did quite well. In industrials, we saw great performance from Deere & Company, Thomas & Betts Corporation and The Boeing Company. In consumer discretionary, DaimlerChrysler Corporation and Koninklijke Philips Electronics NV performed well.

Surprisingly, in an environment where the Fund was focused on economic sensitivity, we also saw favorable attribution from consumer staples, a very defensive sector. This was primarily because of stock selection in a few names, including Coca-Cola Enterprises, Inc., Kimberly-Clark Corporation and The Gillette Company. Otherwise, the more defensive areas generally detracted from Fund performance. Healthcare, especially large-cap pharmaceuticals, was one of the biggest negative contributors.
Merck & Co., Inc., Bristol-Myers Squibb Company and Schering-Plough Corporation all performed poorly in the last 12 months. The media subsector of the consumer discretionary sector also was weak. While consumer discretionary helped Fund performance overall, our media bias within that sector hindered relative results during the period. Liberty Media Corporation and Fox Entertainment Group, Inc. were negative contributors.



June 30, 2004, Mercury Basic Value Fund, Inc.



In short, we were positioned for an economic recovery, and our strategy ultimately led to the Fund's outperformance for the year. In 2002 and the first quarter of 2003, as the market was selling off and beginning to discount a dismal world scenario, we were putting together a portfolio that was anything but that. We looked to 1990 as an example, which was reminiscent of the current scenario with a Bush in the White House and a conflict with Iraq, and we were able to draw on our experience of 13 years ago. Once the Gulf War was fought and won, we saw what happened to the economy, to earnings and to Corporate America from 1991 to 1993. In our view, 2003 was setting up to be much like 1991. Fortunately, we got it right.


Portfolio Activity

As the economic cycle progressed, we began to think about 2004 as a transition year for the market and started making changes to the portfolio that reflected this view. In 2003, fiscal and monetary stimulus was working on behalf of the market. This year would not be the same. We will not see a new tax rebate, the once accommodative Federal Reserve Board has begun raising interest rates, geopolitical uncertainties persist and we have a presidential election in November, which historically causes consternation and debate. Clearly, 2004 would be a much more difficult year for stock picking.

Moving through this type of transition, you reach a point where small and mid cap stocks are no longer outperforming large cap stocks, as they often do in the first year of an economic recovery. Some of the defensive areas of the market also start to outperform. In anticipation of this transition, we began to trim some of the economically sensitive stocks that performed so well in favor of some of the safe-haven names. We started making these kinds of changes to the portfolio in 2003, reducing our weightings in IT, materials, industrials and consumer discretionary while increasing exposure to the defensive areas that underperformed in 2003 - staples, energy, utilities and financials. This shift also involved taking down the Fund's beta (that is, reducing risk), increasing large cap exposure and building a more diversified portfolio.

Specific changes included increasing the Fund's exposure to consumer staples from 5.5% of net assets to 9.5%. This involved purchasing Coca-Cola Enterprises, Inc., Albertson's, Inc., ConAgra Foods, Inc., Kraft Foods, Inc. and General Mills, Inc. At the same time, we reduced our weighting in the consumer discretionary sector from 14% of net assets to 11.2%. The U.S. consumer has been spending consistently over the past few years, and it seems rational to imagine that 2004 could bring some sort of slowdown. In consumer discretionary, we eliminated Fox Entertainment Group, Inc., Delphi Automotive Systems Corporation, Tribune Company and The Gap, Inc. and reduced our positions in Koninklijke Philips Electronics NV and McDonald's Corporation.

Our weightings in the remaining sectors looked much the same as they did last year. Technology held steady at 13% of net assets. We have been taking profits in technology; however, the group was up 40% - 50% on average and has remained a large position due to its appreciation. We reduced our positions in Lucent Technologies Inc., Motorola, Inc., Agilent Technologies, Inc., Tectronix, Inc. and Advanced Micro Devices, Inc. and eliminated National Semiconductor Corporation. Most of the sales were based on strength.

We were not shaken by the underperformance of the energy sector last year and, in fact, added to the group toward the end of 2003. Specifically, we initiated a position in Anadarko Petroleum Corporation and increased our weighting in GlobalSantaFe Corporation. Our commitment to the sector benefited performance in the last six months of the period. We continue to overweight energy based on our belief that oil prices could remain stubbornly high; supply issues persist and, ultimately, the stock prices will need to fully reflect this scenario.



June 30, 2004, Mercury Basic Value Fund, Inc.



Given our expectation for rising interest rates, we remained underweight in financials. The generally accepted philosophy is to overweight financials when interest rates seem poised to decline and underweight financials when interest rates appear ready to increase. Nevertheless, the Fund benefited from our position in Bank One Corporation, which was taken over by J.P. Morgan Chase & Co. on July 1, 2004. We accepted the J.P. Morgan paper and, based on our constructive outlook, will continue to own it.


Investment Outlook

The portfolio was overweight versus the S&P 500 Barra Value Index in energy, materials and information technology. We had underweights in telecommunications, financials and utilities. We were slightly underweight in industrials, due to profit taking, and maintained a market weighting in healthcare.

We continue to believe the economy and the markets are in a transition period. The hope is for a "Goldilocks" economy - not too hot, not too cold - with decent growth and relatively low interest rates. While it is unclear exactly what is down the road, the market will almost certainly continue to be rocky with no obvious leadership in terms of sectors or market-cap size. In this environment, we believe proper diversification makes sense, and we are positioning the portfolio with that view in mind.


In Conclusion

We will continue our search for what we believe are very good companies that are temporarily underpriced as a result of negative investor sentiment or short-term circumstances, and that we believe have the potential to offer significant value over a three-year time horizon. We thank you for your investment in Mercury Basic Value Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Robert J. Martorelli)
Robert J. Martorelli
Vice President and
Co-Portfolio Manager



(Kevin M. Rendino)
Kevin M. Rendino
Vice President and
Co-Portfolio Manager



July 7, 2004



June 30, 2004, Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers multiple classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

The performance results depicted on pages 6 - 10 are those of Mercury Basic Value Fund, Inc. and, prior to October 16, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Mercury Basic Value Fund, Inc. Performance results prior to October 16, 2000 reflect the annual operating expenses of the predecessor Fund. If Mercury Basic Value Fund, Inc.'s operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 16, 2000 include the actual operating expenses of Mercury Basic Value Fund, Inc. The Fund commenced operations on October 16, 2000.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.



June 30, 2004, Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS*
                                                                          10-Year/
                                         6-Month        12-Month      Since Inception
As of June 30, 2004                    Total Return   Total Return      Total Return
Class A                                    +3.76%        +23.78%          +176.97%

Class B                                    +3.94         +24.25           +175.44

Class C                                    +3.79         +23.84           +162.14

Class I                                    +3.92         +24.16           +196.84

S&P 500 R Index**                          +3.44         +19.11       +205.82/+189.90

S&P 500 Barra Value Index***               +4.17         +22.25       +190.87/+182.95

*Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are 10 years for Class I & Class B Shares and from 10/21/94 for Class A and Class C
Shares.

**This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly
NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total return periods are for 10 years and from 10/21/94.

***This unmanaged broad-based Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios. Ten-year/since inception total returns are for 10 years and from 10/21/94.

S&P 500 is a registered trademark of the McGraw-Hill Companies.


June 30, 2004, Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in Mercury Basic Value Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in S&P 500 Index++++ and S&P 500 Barra Value Index++++++. Values illustrated are as follows:


Mercury Basic Value Fund, Inc.++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,475.00
June 1995                       $11,013.00
June 1996                       $13,172.00
June 1997                       $17,077.00
June 1998                       $20,985.00
June 1999                       $23,977.00
June 2000                       $22,492.00
June 2001                       $23,816.00
June 2002                       $21,558.00
June 2003                       $21,201.00
June 2004                       $26,243.00


Mercury Basic Value Fund, Inc.++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,559.00
June 1996                       $13,719.00
June 1997                       $17,643.00
June 1998                       $21,522.00
June 1999                       $24,398.00
June 2000                       $22,703.00
June 2001                       $23,895.00
June 2002                       $21,532.00
June 2003                       $21,168.00
June 2004                       $26,214.00


S&P 500 Index++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,951.00
June 1996                       $15,058.00
June 1997                       $20,283.00
June 1998                       $26,401.00
June 1999                       $32,409.00
June 2000                       $34,758.00
June 2001                       $29,603.00
June 2002                       $24,278.00
June 2003                       $24,339.00
June 2004                       $28,990.00


S&P Barra Value Index++++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,800.00
June 1996                       $14,726.00
June 1997                       $19,275.00
June 1998                       $24,118.00
June 1999                       $28,107.00
June 2000                       $26,671.00
June 2001                       $28,784.00
June 2002                       $23,577.00
June 2003                       $23,144.00
June 2004                       $28,295.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests all of its assets in Master Basic Value Trust.
The Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++This unmanaged broad-based Index is a capitalization-weighted index of stocks in the S&P 500 Index that have lower price-to-book ratios.

Past performance is not predictive of future results.



June 30, 2004, Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in Mercury Basic Value Fund, Inc.++ Class B and Class I Shares* compared to a similar investment in S&P 500 Index++++ and S&P 500 Barra Value Index++++++. Values illustrated are as follows:


Mercury Basic Value Fund, Inc.++
Class B Shares*

Date                              Value

June 1994                       $10,000.00
June 1995                       $12,045.00
June 1996                       $14,298.00
June 1997                       $18,389.00
June 1998                       $22,430.00
June 1999                       $25,435.00
June 2000                       $23,670.00
June 2001                       $24,910.00
June 2002                       $22,427.00
June 2003                       $22,169.00
June 2004                       $27,545.00


Mercury Basic Value Fund, Inc.++
Class I Shares*

Date                              Value

June 1994                       $ 9,475.00
June 1995                       $11,528.00
June 1996                       $13,824.00
June 1997                       $17,964.00
June 1998                       $22,137.00
June 1999                       $25,355.00
June 2000                       $23,838.00
June 2001                       $25,314.00
June 2002                       $22,980.00
June 2003                       $22,653.00
June 2004                       $28,126.00


S&P 500 Index++++

Date                              Value

June 1994                       $10,000.00
June 1995                       $12,607.00
June 1996                       $15,885.00
June 1997                       $21,397.00
June 1998                       $27,851.00
June 1999                       $34,188.00
June 2000                       $36,667.00
June 2001                       $31,229.00
June 2002                       $25,611.00
June 2003                       $25,676.00
June 2004                       $30,582.00


S&P Barra Value Index++++++

Date                              Value

June 1994                       $10,000.00
June 1995                       $12,131.00
June 1996                       $15,139.00
June 1997                       $19,815.00
June 1998                       $24,793.00
June 1999                       $28,894.00
June 2000                       $27,418.00
June 2001                       $29,590.00
June 2002                       $24,237.00
June 2003                       $23,792.00
June 2004                       $29,087.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++The Fund invests all of its assets in Master Basic Value Trust.
The Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++This unmanaged broad-based Index is a capitalization-weighted index of stocks in the S&P 500 Index that have lower price-to-book ratios.

Past performance is not predictive of future results.



June 30, 2004, Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN


                                        Return            Return
                                    Without Sales       With Sales
Class A Shares*                         Charge           Charge**

One Year Ended
6/30/04                                 +23.78%          +17.28%

Five Years Ended
6/30/04                                 + 1.82           + 0.73

Inception (10/21/94)
through 6/30/04                         +11.09           +10.47

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                        Return            Return
                                       Without             With
Class B Shares*                          CDSC             CDSC**

One Year Ended
6/30/04                                 +24.25%          +20.25%

Five Years Ended
6/30/04                                 + 1.61           + 1.27

Ten Years Ended
6/30/04                                 +10.66           +10.66

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                       Without             With
Class C Shares*                          CDSC             CDSC**

One Year Ended
6/30/04                                 +23.84%          +22.84%

Five Years Ended
6/30/04                                 + 1.45           + 1.45

Inception (10/21/94)
through 6/30/04                         +10.46           +10.46

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                    Without Sales       With Sales
Class I Shares*                         Charge           Charge**

One Year Ended
6/30/04                                 +24.16%          +17.64%


Five Years Ended
6/30/04                                 + 2.10           + 1.00

Ten Years Ended
6/30/04                                 +11.49           +10.89

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



June 30, 2004, Mercury Basic Value Fund, Inc.


STATEMENT OF ASSETS
AND LIABILITIES

As of June 30, 2004

MERCURY BASIC VALUE FUND, INC.
Assets:

Investment in Master Basic Value Trust, at value
   (identified cost--$7,342,157)                                                           $   10,892,739
Prepaid expenses and other assets                                                                  42,129
                                                                                           --------------
Total assets                                                                                   10,934,868
                                                                                           --------------

Liabilities:

Payables:
   Distributor                                                            $        2,448
   Other affiliates                                                                1,751            4,199
                                                                          --------------
Accrued expenses                                                                                   18,201
                                                                                           --------------
Total liabilities                                                                                  22,400
                                                                                           --------------

Net Assets:

Net assets                                                                                 $   10,912,468
                                                                                           ==============

Net Assets Consist of:

Class A Shares of Common Stock, $.10 par value,
   100,000,000 shares authorized                                                           $       21,246
Class B Shares of Common Stock, $.10 par value,
   100,000,000 shares authorized                                                                   52,197
Class C Shares of Common Stock, $.10 par value,
   100,000,000 shares authorized                                                                   22,358
Class I Shares of Common Stock, $.10 par value,
   100,000,000 shares authorized                                                                      694
Paid-in capital in excess of par                                                               10,190,444
Accumulated distributions in excess of
   investment income--net                                                 $        (450)
Accumulated realized capital losses on investments
   and foreign currency transactions allocated from
   the Trust--net                                                            (2,924,603)
Unrealized appreciation on investments allocated
   from the Trust--net                                                         3,550,582
                                                                          --------------
Total accumulated earnings--net                                                                   625,529
                                                                                           --------------
Net assets                                                                                 $   10,912,468
                                                                                           ==============

Net Asset Value:

Class A--Based on net assets of $2,405,598 and 212,463 shares
   outstanding                                                                             $        11.32
                                                                                           ==============
Class B--Based on net assets of $5,915,411 and 521,967 shares
   outstanding                                                                             $        11.33
                                                                                           ==============
Class C--Based on net assets of $2,512,478 and 223,584 shares
   outstanding                                                                             $        11.24
                                                                                           ==============
Class I--Based on net assets of $78,981 and 6,937 shares
   outstanding                                                                             $        11.39
                                                                                           ==============

See Notes to Financial Statements.


June 30, 2004, Mercury Basic Value Fund, Inc.


STATEMENT OF OPERATIONS

For the Year Ended June 30, 2004

MERCURY BASIC VALUE FUND, INC.
Investment Income Allocated from the
Trust--Net:

Net investment income allocated from the Trust:
   Dividends (net of $2,936 foreign withholding tax)                                       $      212,345
   Interest from affiliates                                                                         4,816
   Securities lending--net                                                                          1,160
   Expenses                                                                                      (48,309)
                                                                                           --------------
Net investment income allocated from the Trust                                                    170,012
                                                                                           --------------

Expenses:

Registration fees                                                         $       55,286
Printing and shareholder reports                                                  35,325
Administration fees                                                               28,149
Professional fees                                                                 22,659
Account maintenance fees--Class B                                                 15,329
Transfer agent fees--Class B                                                       8,787
Account maintenance fees--Class C                                                  6,434
Account maintenance fees--Class A                                                  6,099
Transfer agent fees--Class C                                                       3,431
Transfer agent fees--Class A                                                       2,955
Directors' fees and expenses                                                         209
Transfer agent fees--Class I                                                         137
Other                                                                             23,443
                                                                          --------------
Total expenses before waiver and reimbursement
   of expenses                                                                   208,243
Waiver and reimbursement of expenses                                            (71,145)
                                                                          --------------
Total expenses after waiver and reimbursement
   of expenses                                                                                    137,098
                                                                                           --------------
Investment income--net                                                                             32,914
                                                                                           --------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net:

Realized gain (loss) allocated from the Trust on:
   Investments--net                                                              413,119
   Foreign currency transactions--net                                              (544)          412,575
                                                                          --------------
Change in unrealized appreciation/depreciation on
   investments and foreign currency transactions
   allocated from the Trust--net                                                                1,957,107
                                                                                           --------------
Total realized and unrealized gain allocated from the
   Trust--net                                                                                   2,369,682
                                                                                           --------------
Net Increase in Net Assets Resulting from Operations                                       $    2,402,596
                                                                                           ==============

See Notes to Financial Statements.


June 30, 2004, Mercury Basic Value Fund, Inc.


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY BASIC VALUE FUND, INC.

                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Assets:                                              2004             2003
Operations:

Investment income--net                                                    $       32,914   $       47,740
Realized gain (loss) on investments and foreign currency
   transactions allocated from the Trust--net                                    412,575      (1,782,847)
Change in unrealized appreciation/depreciation on
   investments and foreign currency transactions
   allocated from the Trust--net                                               1,957,107        1,171,518
                                                                          --------------   --------------
Net increase (decrease) in net assets resulting from
   operations                                                                  2,402,596        (563,589)
                                                                          --------------   --------------

Dividends to Shareholders:

Investment income--net:
   Class A                                                                      (11,895)          (5,794)
   Class B                                                                      (27,594)         (15,967)
   Class C                                                                      (12,105)          (6,092)
   Class I                                                                         (845)            (399)
                                                                          --------------   --------------
Net decrease in net assets resulting from dividends
   to shareholders                                                              (52,439)         (28,252)
                                                                          --------------   --------------

Capital Share Transactions:

Net decrease in net assets derived from capital
   share transactions                                                        (2,199,801)      (2,748,684)
                                                                          --------------   --------------

Net Assets:

Total increase (decrease) in net assets                                          150,356      (3,340,525)
Beginning of year                                                             10,762,112       14,102,637
                                                                          --------------   --------------
End of year*                                                              $   10,912,468   $   10,762,112
                                                                          ==============   ==============

   * Undistributed (accumulated distribution in excess of)
     investment income--net                                               $        (450)   $       19,355
                                                                          ==============   ==============

See Notes to Financial Statements.


June 30, 2004, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS

MERCURY BASIC VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class A
                                                                                               For the
                                                                                                Period
                                                                                               Oct. 16,
                                                                                              2000++ to
                                                        For the Year Ended June 30,            June 30,
Increase (Decrease) in Net Asset Value:               2004          2003           2002          2001
Per Share Operating Performance:

Net asset value, beginning of period              $     9.19     $     9.37     $    10.37     $    10.00
                                                  ----------     ----------     ----------     ----------
Investment income--net                                 .03**          .04**          .01**            .01
Realized and unrealized gain (loss) on
investments and foreign currency
transactions allocated from the Trust--net              2.15          (.20)          (.99)            .36
                                                  ----------     ----------     ----------     ----------
Total from investment operations                        2.18          (.16)          (.98)            .37
                                                  ----------     ----------     ----------     ----------
Less dividends and distributions:
   Investment income--net                              (.05)          (.02)          (.02)             --
   Realized gain on investments allocated
   from the Trust--net                                    --             --        --+++++             --
                                                  ----------     ----------     ----------     ----------
Total dividends and distributions                      (.05)          (.02)          (.02)             --
                                                  ----------     ----------     ----------     ----------
Net asset value, end of period                    $    11.32     $     9.19     $     9.37     $    10.37
                                                  ==========     ==========     ==========     ==========

Total Investment Return:***

Based on net asset value per share                    23.78%        (1.66%)        (9.48%)       3.70%+++
                                                  ==========     ==========     ==========     ==========

Ratios to Average Net Assets:

Expenses, net of waiver and reimbursement++++          1.65%          1.65%          1.65%         1.36%*
                                                  ==========     ==========     ==========     ==========
Expenses++++                                           2.26%          2.28%          2.83%        23.91%*
                                                  ==========     ==========     ==========     ==========
Investment income--net                                  .28%           .44%           .13%          .51%*
                                                  ==========     ==========     ==========     ==========

Supplemental Data:

Net assets, end of period (in thousands)          $    2,406     $    2,330     $    2,442     $      323
                                                  ==========     ==========     ==========     ==========
Portfolio turnover of the Trust                       33.32%         31.92%         38.15%         37.53%
                                                  ==========     ==========     ==========     ==========

      * Annualized.

     ** Based on average shares outstanding.

    *** Total investment returns exclude the effect of sales charges.

     ++ Commencement of operations.

   ++++ Includes the Fund's share of the Trust's allocated expenses.

    +++ Aggregate total investment return.

  +++++ Amount is less than $(.01) per share.

        See Notes to Financial Statements.


June 30, 2004, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY BASIC VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class B
                                                                                               For the
                                                                                                Period
                                                                                               Oct. 16,
                                                                                              2000++ to
                                                        For the Year Ended June 30,            June 30,
Increase (Decrease) in Net Asset Value:               2004          2003           2002          2001
Per Share Operating Performance:

Net asset value, beginning of period              $     9.16     $     9.29     $    10.33     $    10.00
                                                  ----------     ----------     ----------     ----------
Investment income (loss)--net                          .03**          .04**        (.02)**        --+++++
Realized and unrealized gain (loss) on
investments and foreign currency
transactions allocated from the Trust--net              2.19          (.15)         (1.01)            .33
                                                  ----------     ----------     ----------     ----------
Total from investment operations                        2.22          (.11)         (1.03)            .33
                                                  ----------     ----------     ----------     ----------
Less dividends and distributions:
   Investment income--net                              (.05)          (.02)          (.01)             --
   Realized gain on investments allocated
   from the Trust--net                                    --             --        --+++++             --
                                                  ----------     ----------     ----------     ----------
Total dividends and distributions                      (.05)          (.02)          (.01)             --
                                                  ----------     ----------     ----------     ----------
Net asset value, end of period                    $    11.33     $     9.16     $     9.29     $    10.33
                                                  ==========     ==========     ==========     ==========

Total Investment Return:***

Based on net asset value per share                    24.25%        (1.15%)        (9.97%)       3.30%+++
                                                  ==========     ==========     ==========     ==========

Ratios to Average Net Assets:

Expenses, net of waiver and reimbursement++++          1.65%          1.65%          1.99%         1.97%*
                                                  ==========     ==========     ==========     ==========
Expenses++++                                           2.28%          2.29%          3.23%        22.03%*
                                                  ==========     ==========     ==========     ==========
Investment income (loss)--net                           .28%           .43%         (.24%)        (.18%)*
                                                  ==========     ==========     ==========     ==========

Supplemental Data:

Net assets, end of period (in thousands)          $    5,915     $    5,904     $    7,969     $    2,290
                                                  ==========     ==========     ==========     ==========
Portfolio turnover of the Trust                       33.32%         31.92%         38.15%         37.53%
                                                  ==========     ==========     ==========     ==========

      * Annualized.

     ** Based on average shares outstanding.

    *** Total investment returns exclude the effect of sales charges.

     ++ Commencement of operations.

   ++++ Includes the Fund's share of the Trust's allocated expenses.

    +++ Aggregate total investment return.

  +++++ Amount is less than $(.01) per share.

        See Notes to Financial Statements.


June 30, 2004, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY BASIC VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class C
                                                                                               For the
                                                                                                Period
                                                                                               Oct. 16,
                                                                                              2000++ to
                                                        For the Year Ended June 30,            June 30,
Increase (Decrease) in Net Asset Value:               2004          2003           2002          2001
Per Share Operating Performance:

Net asset value, beginning of period              $     9.12     $     9.30     $    10.33     $    10.00
                                                  ----------     ----------     ----------     ----------
Investment income (loss)--net                          .03**          .04**        (.01)**        --+++++
Realized and unrealized gain (loss) on
investments and foreign currency
transactions allocated from the Trust--net              2.14          (.20)         (1.01)            .33
                                                  ----------     ----------     ----------     ----------
Total from investment operations                        2.17          (.16)         (1.02)            .33
                                                  ----------     ----------     ----------     ----------
Less dividends and distributions:
   Investment income--net                              (.05)          (.02)          (.01)             --
   Realized gain on investments allocated
   from the Trust--net                                    --             --        --+++++             --
                                                  ----------     ----------     ----------     ----------
Total dividends and distributions                      (.05)          (.02)          (.01)             --
                                                  ----------     ----------     ----------     ----------
Net asset value, end of period                    $    11.24     $     9.12     $     9.30     $    10.33
                                                  ==========     ==========     ==========     ==========

Total Investment Return:***
Based on net asset value per share                    23.84%        (1.69%)        (9.89%)       3.30%+++
                                                  ==========     ==========     ==========     ==========

Ratios to Average Net Assets:

Expenses, net of waiver and reimbursement++++          1.65%          1.65%          1.83%         1.81%*
                                                  ==========     ==========     ==========     ==========
Expenses++++                                           2.27%          2.31%          3.03%        21.97%*
                                                  ==========     ==========     ==========     ==========
Investment income (loss)--net                           .28%           .43%         (.06%)        (.02%)*
                                                  ==========     ==========     ==========     ==========

Supplemental Data:

Net assets, end of period (in thousands)          $    2,512     $    2,419     $    3,503     $      838
                                                  ==========     ==========     ==========     ==========
Portfolio turnover of the Trust                       33.32%         31.92%         38.15%         37.53%
                                                  ==========     ==========     ==========     ==========

      * Annualized.

     ** Based on average shares outstanding.

    *** Total investment returns exclude the effect of sales charges.

     ++ Commencement of operations.

   ++++ Includes the Fund's share of the Trust's allocated expenses.

    +++ Aggregate total investment return.

  +++++ Amount is less than $(.01) per share.

        See Notes to Financial Statements.


June 30, 2004, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY BASIC VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class I
                                                                                               For the
                                                                                                Period
                                                                                               Oct. 16,
                                                                                              2000++ to
                                                        For the Year Ended June 30,            June 30,
Increase (Decrease) in Net Asset Value:               2004          2003           2002          2001
Per Share Operating Performance:

Net asset value, beginning of period              $     9.24     $     9.41     $    10.39     $    10.00
                                                  ----------     ----------     ----------     ----------
Investment income--net                                 .06**          .06**          .04**            .04
Realized and unrealized gain (loss) on
investments and foreign currency
transactions allocated from the Trust--net              2.16          (.20)         (1.00)            .35
                                                  ----------     ----------     ----------     ----------
Total from investment operations                        2.22          (.14)          (.96)            .39
                                                  ----------     ----------     ----------     ----------
Less dividends and distributions:
   Investment income--net                              (.07)          (.03)          (.02)             --
   Realized gain on investments allocated
   from the Trust--net                                    --             --        --+++++             --
                                                  ----------     ----------     ----------     ----------
Total dividends and distributions                      (.07)          (.03)          (.02)             --
                                                  ----------     ----------     ----------     ----------
Net asset value, end of period                    $    11.39     $     9.24     $     9.41     $    10.39
                                                  ==========     ==========     ==========     ==========

Total Investment Return:***

Based on net asset value per share                    24.16%        (1.42%)        (9.22%)       3.90%+++
                                                  ==========     ==========     ==========     ==========

Ratios to Average Net Assets:

Expenses, net of waiver and reimbursement++++          1.40%          1.40%          1.40%         1.19%*
                                                  ==========     ==========     ==========     ==========
Expenses++++                                           1.99%          2.08%          2.65%        26.47%*
                                                  ==========     ==========     ==========     ==========
Investment income--net                                  .54%           .67%           .37%          .79%*
                                                  ==========     ==========     ==========     ==========

Supplemental Data:

Net assets, end of period (in thousands)          $       79     $      109     $      189     $       42
                                                  ==========     ==========     ==========     ==========
Portfolio turnover of the Trust                       33.32%         31.92%         38.15%         37.53%
                                                  ==========     ==========     ==========     ==========

      * Annualized.

     ** Based on average shares outstanding.

    *** Total investment returns exclude the effect of sales charges.

     ++ Commencement of operations.

   ++++ Includes the Fund's share of the Trust's allocated expenses.

    +++ Aggregate total investment return.

  +++++ Amount is less than $(.01) per share.

        See Notes to Financial Statements.


June 30, 2004, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS


MERCURY BASIC VALUE FUND, INC.


1. Significant Accounting Policies:

Mercury Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value
Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally acceptable principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at June 30, 2004 was 0.1%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.



June 30, 2004, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $22,627 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par, $543 has been reclassified between accumulated net investment loss and accumulated net realized capital losses, and $263 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of permanent differences attributable to the allocation of basis adjustments, foreign currency transaction gains/losses, and distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.40%. This arrangement has a one-year term and is renewable. For the year ended June 30, 2004, FAM earned fees of $28,149, all of which was waived. In addition, FAM reimbursed the Fund $42,996 in additional expenses.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



June 30, 2004, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


                          Account             Distribution
                      Maintenance Fee             Fee

Class A                     .25%                   --

Class B                     .25%                  .75%

Class C                     .25%                  .75%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. For the year ended June 30, 2004, the Fund did not accrue Class B and Class C distribution fees because of regulatory fee limits.

For the year ended June 30, 2004, the Distributor contributed to the Fund all contingent deferred sales charges of $14,777 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $2,199,801 and $2,748,684 for the years ended June 30, 2004 and June 30, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year
Ended June 30, 2004                       Shares      Dollar Amount

Shares sold                               34,717    $       373,735
Shares issued to shareholders in
reinvestment of dividends                  1,165             11,656
                                   -------------    ---------------
Total issued                              35,882            385,391
Shares redeemed                         (77,135)          (822,237)
                                   -------------    ---------------
Net decrease                            (41,253)    $     (436,846)
                                   =============    ===============



June 30, 2004, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class A Shares for the Year
Ended June 30, 2003                       Shares      Dollar Amount

Shares sold                               54,095    $       447,210
Shares issued to shareholders in
reinvestment of dividends                    660              5,644
                                   -------------    ---------------
Total issued                              54,755            452,854
Shares redeemed                         (61,632)          (524,750)
                                   -------------    ---------------
Net decrease                             (6,877)    $      (71,896)
                                   =============    ===============


Class B Shares for the Year
Ended June 30, 2004                       Shares      Dollar Amount

Shares sold                                  365    $         3,610
Shares issued to shareholders in
reinvestment of dividends                  2,467             24,709
                                   -------------    ---------------
Total issued                               2,832             28,319
Shares redeemed                        (125,218)        (1,295,662)
                                   -------------    ---------------
Net decrease                           (122,386)    $   (1,267,343)
                                   =============    ===============


Class B Shares for the Year
Ended June 30, 2003                       Shares      Dollar Amount

Shares sold                               38,184    $       357,535
Shares issued to shareholders in
reinvestment of dividends                  1,695             14,443
                                   -------------    ---------------
Total issued                              39,879            371,978
Shares redeemed                        (252,943)        (2,082,925)
                                   -------------    ---------------
Net decrease                           (213,064)    $   (1,710,947)
                                   =============    ===============


Class C Shares for the Year
Ended June 30, 2004                       Shares      Dollar Amount

Shares issued to shareholders in
reinvestment of dividends                  1,164    $        11,571
Shares redeemed                         (42,876)          (453,850)
                                   -------------    ---------------
Net decrease                            (41,712)    $     (442,279)
                                   =============    ===============


Class C Shares for the Year
Ended June 30, 2003                       Shares      Dollar Amount

Shares sold                                5,241    $        45,719
Shares issued to shareholders in
reinvestment of dividends                    667              5,666
                                   -------------    ---------------
Total issued                               5,908             51,385
Shares redeemed                        (117,242)          (947,384)
                                   -------------    ---------------
Net decrease                           (111,334)    $     (895,999)
                                   =============    ===============



June 30, 2004, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

Class I Shares for the Year
Ended June 30, 2004                       Shares      Dollar Amount

Shares issued to shareholders in
reinvestment of dividends                     84    $           846
Shares redeemed                          (4,923)           (54,179)
                                   -------------    ---------------
Net decrease                             (4,839)    $      (53,333)
                                   =============    ===============


Class I Shares for the Year
Ended June 30, 2003                       Shares      Dollar Amount

Shares issued to shareholders in
reinvestment of dividends                     43    $           374
Shares redeemed                          (8,374)           (70,216)
                                   -------------    ---------------
Net decrease                             (8,331)    $      (69,842)
                                   =============    ===============


4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2004 and June 30, 2003 was as follows:


                                       6/30/2004          6/30/2003
Distributions paid from:
  Ordinary income                  $      52,439    $        28,252
                                   -------------    ---------------
Total taxable distributions        $      52,439    $        28,252
                                   =============    ===============


As of June 30, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                  $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                              (2,677,729)*
Unrealized gains--net                                   3,303,258**
                                                    ---------------
Total accumulated earnings--net                     $       625,529
                                                    ===============

*On June 30, 2004, the Fund had a net capital loss carryforward of $2,677,729, of which $708,663 expires in 2010 and $1,969,066 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the deferral of post-October currency losses for tax purposes.



June 30, 2004, Mercury Basic Value Fund, Inc.



REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM


MERCURY BASIC VALUE FUND, INC.


To the Shareholders and Board of Directors of Mercury Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Mercury Basic Value Fund, Inc. as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Basic Value Fund, Inc. as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2004



June 30, 2004, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS

MASTER BASIC VALUE TRUST

                                                                                      In U.S. Dollars

                         Shares                                                                Percent of
Industry+++               Held                       Common Stocks                   Value     Net Assets
Above-Average Yield

Metals & Mining         4,000,000    Alcoa Inc.                                 $   132,120,000      1.5%

Diversified             2,100,700    BCE Inc.                                        42,098,028      0.5
Telecommunication
Services

Capital Markets         3,442,800    The Bank of New York Company,
                                     Inc.                                           101,493,744      1.2

Pharmaceuticals         1,077,400    Bristol-Myers Squibb Company                    26,396,300      0.3

Oil & Gas                 455,100    ChevronTexaco Corporation                       42,829,461      0.5

Food Products           4,168,900    ConAgra Foods, Inc.                            112,893,812      1.3

Chemicals               3,500,000    E.I. du Pont de Nemours and
                                     Company                                        155,470,000      1.8

Oil & Gas               8,716,000    Exxon Mobil Corporation                        387,077,560      4.4

Industrial              4,144,300    General Electric Company                       134,275,320      1.5
Conglomerates

Food Products             937,900    General Mills, Inc.                             44,578,387      0.5

Personal Products       2,983,900    The Gillette Company                           126,517,360      1.5

Aerospace &             3,758,300    Honeywell International Inc.                   137,666,529      1.6
Defense

Oil & Gas               1,808,800    Kerr-McGee Corporation                          97,259,176      1.1

Insurance                 989,500    Marsh & McLennan Companies,
                                     Inc.                                            44,903,510      0.5

Capital Markets         2,309,700    Mellon Financial Corporation                    67,743,501      0.8

Oil & Gas               2,986,600    Royal Dutch Petroleum Company
                                     (NY Registered Shares)                         154,317,622      1.8

Diversified             5,029,700    SBC Communications Inc.                        121,970,225      1.4
Telecommunication
Services

Food Products           3,736,400    Sara Lee Corporation                            85,899,836      1.0

Commercial Banks        2,026,500    U.S. Bancorp                                    55,850,340      0.6

Diversified             2,957,100    Verizon Communications                         107,017,449      1.2
Telecommunication
Services

Commercial Banks        2,247,300    Wachovia Corporation                           100,004,850      1.1
                                                                                ---------------    ------
                                                                                  2,278,383,010     26.1
                                                                                ===============    ======


June 30, 2004, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                      In U.S. Dollars

                         Shares                                                                Percent of
Industry+++               Held                       Common Stocks                   Value     Net Assets
Below-Average Price/Earnings Ratio

Insurance               2,166,700    ACE Limited                                $    91,608,076      1.1%

Insurance               2,238,700    The Allstate Corporation                       104,211,485      1.2

Insurance               2,492,700    American International Group, Inc.             177,679,656      2.0

Health Care               813,300    AmerisourceBergen Corporation                   48,619,074      0.6
Providers &
Services

Insurance               2,522,900    Aon Corporation                                 71,826,963      0.8

Commercial Banks        1,894,800    Bank of America Corporation                    160,337,976      1.8

Commercial Banks        4,800,600    Bank One Corporation                           244,830,600      2.8

Health Care             2,816,400    Baxter International Inc.                       97,193,964      1.1
Equipment &
Supplies

Machinery                 758,800    Caterpillar Inc.                                60,279,072      0.7

Diversified             5,314,900    Citigroup Inc.                                 247,142,850      2.8
Financial Services

Beverages               2,749,200    Coca-Cola Enterprises Inc.                      79,699,308      0.9

Automobiles             5,529,400    Ford Motor Company                              86,535,110      1.0

Computers &             6,487,300    Hewlett-Packard Company                        136,882,030      1.6
Peripherals

Household               3,109,000    Koninklijke (Royal) Philips
Durables                             Electronics NV (NY Registered
                                     Shares)                                         84,564,800      1.0

Food Products           1,726,900    Kraft Foods Inc. (Class A)                      54,708,192      0.6

Hotels,                 3,147,600    McDonald's Corporation                          81,837,600      0.9
Restaurants &
Leisure

Pharmaceuticals         1,182,100    Merck & Co., Inc.                               56,149,750      0.6

Capital Markets         3,000,000    Morgan Stanley                                 158,310,000      1.8

Pharmaceuticals         5,330,400    Schering-Plough Corporation                     98,505,792      1.1

Electrical              2,905,100  ++Thomas & Betts Corporation                      79,105,873      0.9
Equipment

Energy                  2,133,600  ++Transocean Inc.                                 61,746,384      0.7
Equipment &
Service



June 30, 2004, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                      In U.S. Dollars

                         Shares                                                                Percent of
Industry+++               Held                       Common Stocks                   Value     Net Assets
Below-Average Price/Earnings Ratio (concluded)

Food Products           1,212,900    Unilever NV (NY Registered
                                     Shares)                                    $    83,095,779      1.0%

IT Services            10,859,400  ++Unisys Corporation                             150,728,472      1.7

Oil & Gas               3,600,000    Unocal Corporation                             136,800,000      1.6
                                                                                ---------------    ------
                                                                                  2,652,398,806     30.3
                                                                                ===============    ======


Low Price-to-Book Value

Communications         12,005,600  ++3Com Corporation                                75,035,000      0.8
Equipment

Semiconductors &        7,268,700  ++Advanced Micro Devices, Inc.                   115,572,330      1.3
Semiconductor
Equipment

Electronic              2,500,000  ++Agilent Technologies, Inc.                      73,200,000      0.8
Equipment &
Instruments

Food & Staples          3,267,200    Albertson's, Inc.                               86,711,488      1.0
Retailing

Oil & Gas               1,746,300    Anadarko Petroleum Corporation                 102,333,180      1.2

Aerospace &             1,642,400    The Boeing Company                              83,910,216      1.0
Defense

Road & Rail             1,464,300    CSX Corporation                                 47,985,111      0.6

Media                   5,161,600  ++Comcast Corporation
                                     (Special Class A)                              142,511,776      1.6

Machinery               2,376,500    Deere & Company                                166,687,710      1.9

Energy                  4,170,100    Diamond Offshore Drilling, Inc.                 99,373,483      1.1
Equipment &
Service

Energy                  4,800,000    GlobalSantaFe Corporation                      127,200,000      1.5
Equipment &
Service

Energy                  3,203,200    Halliburton Company                             96,928,832      1.1
Equipment &
Service

Insurance               1,946,900    The Hartford Financial
                                     Services Group, Inc.                           133,829,906      1.5


June 30, 2004, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                      In U.S. Dollars

                         Shares                                                                Percent of
Industry+++               Held                       Common Stocks                   Value     Net Assets
Low Price-to-Book Value (concluded)

Paper & Forest          3,528,000    International Paper Company                $   157,701,600      1.8%
Products

Household               2,418,600    Kimberly-Clark Corporation                     159,337,368      1.8
Products

Semiconductors         13,955,300  ++LSI Logic Corporation                          106,339,386      1.2
& Semiconductor
Equipment

Media                  12,000,000  ++Liberty Media Corporation
                                     (Class A)                                      107,880,000      1.2

Communications         17,278,000  ++Lucent Technologies Inc.                        65,310,840      0.7
Equipment

Semiconductors          3,736,400  ++Micron Technology, Inc.                         57,204,284      0.7
& Semiconductor
Equipment

Communications          5,589,300    Motorola, Inc.                                 102,004,725      1.2
Equipment

Aerospace &             6,255,100    Raytheon Company                               223,744,927      2.6
Defense

Insurance               2,951,714    The St. Paul Companies, Inc.                   119,662,486      1.4

Computers &            17,000,000  ++Sun Microsystems, Inc.                          73,780,000      0.8
Peripherals

Electronic              1,010,300    Tektronix, Inc.                                 34,370,406      0.4
Equipment &
Instruments

Media                   8,900,000  ++Time Warner Inc.                               156,462,000      1.8

Specialty Retail        3,402,700  ++Toys 'R' Us, Inc.                               54,205,011      0.6

Road & Rail               300,000    Union Pacific Corporation                       17,835,000      0.2

Media                   4,546,400    Viacom, Inc. (Class B)                         162,397,408      1.9

Media                   4,092,200    The Walt Disney Company                        104,310,178      1.2

Commercial Banks        6,000,000    Wells Fargo & Company                          343,380,000      3.9

Paper & Forest          1,493,200    Weyerhaeuser Company                            94,250,784      1.1
Products
                                                                                ---------------    ------
                                                                                  3,491,455,435     39.9
                                                                                ===============    ======


June 30, 2004, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                      In U.S. Dollars

                         Shares                                                                Percent of
Industry+++               Held                       Common Stocks                   Value     Net Assets
Special Situations

Software                2,699,700    Computer Associates
                                     International, Inc.                        $    75,753,582      0.9%

Computers &             1,473,900    International Business
Peripherals                          Machines Corporation                           129,924,285      1.5
                                                                                ---------------    ------
                                                                                    205,677,867      2.4
                                                                                ===============    ======

                                     Total Common Stocks
                                     (Cost--$6,085,188,693)                       8,627,915,118     98.7



                       Beneficial
                        Interest                 Short-Term Securities
Short-Term Securities

                     $ 95,634,076    Merrill Lynch Liquidity Series,
                                     LLC Cash Sweep Series I (a)                     95,634,076      1.1
                      606,089,198    Merrill Lynch Liquidity Series,
                                     LLC Money Market Series (a)(b)                 606,089,198      6.9

                                     Total Short-Term Securities
                                     (Cost--$701,723,274)                           701,723,274      8.0


                       Number of
                       Contracts                         Issue
Options

Put Options                 6,000    American International Group, Inc.,
Purchased                            expiring August 2004 at USD 70,
                                     Broker, Morgan Stanley                             900,000      0.0
                           20,000    Wells Fargo & Company,
                                     expiring July 2004 at USD 55,
                                     Broker, UBS Warburg                                500,000      0.0

                                     Total Options Purchased
                                     (Premiums Paid--$6,073,000)                      1,400,000      0.0

                                     Total Investments
                                     (Cost--$6,792,984,967)                       9,331,038,392    106.7


June 30, 2004, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                                      In U.S. Dollars

                       Number of                                                               Percent of
                       Contracts                         Issue                       Value     Net Assets
Options (concluded)

Call Options                6,000    American International Group, Inc.,
Written                              expiring August 2004 at USD
                                     75, Broker, Morgan Stanley                 $     (420,000)      0.0%
                           12,940    The Walt Disney Company,
                                     expiring January 2005 at USD
                                     30, Broker, UBS Warburg                          (711,700)      0.0

                                     Total Options Written (Premiums
                                     Received--$3,342,849)                          (1,131,700)      0.0

                                     Total Investments,
                                     Net of Options Written
                                     (Cost--$6,789,642,118)                       9,329,906,692    106.7
                                     Liabilities in Excess of
                                     Other Assets                                 (582,666,561)     (6.7)
                                                                                ---------------    ------
                                     Net Assets                                 $ 8,747,240,131    100.0%
                                                                                ===============    ======

++Non-income producing security.

+++For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                        Interest/
                                           Net           Dividend
Affiliate                                Activity         Income

Merrill Lynch Liquidity Series,
LLC Cash Sweep Series I               $   33,746,183     $3,511,565
Merrill Lynch Liquidity Series,
LLC Money Market Series               $ (61,225,322)     $  608,399
Merrill Lynch Premier
Institutional Fund                     (444,876,345)     $  240,187


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


June 30, 2004, Mercury Basic Value Fund, Inc.


STATEMENT OF ASSETS
AND LIABILITIES

As of June 30, 2004

MASTER BASIC VALUE TRUST
Assets

Investments in unaffiliated securities, at value
   (including securities loaned of $586,311,267)
   (identified cost--$6,085,188,693)                                                      $ 8,627,915,118
Investments in affiliated securities, at value
   (identified cost--$701,723,274)                                                            701,723,274
Options purchased, at value (premiums paid--$6,073,000)                                         1,400,000
Receivables:
   Securities sold                                                     $    20,022,059
   Contributions                                                            12,788,554
   Dividends                                                                10,351,873
   Interest from affiliates                                                    146,730
   Securities lending--net                                                      34,729         43,343,945
                                                                       ---------------
Prepaid expenses                                                                                   19,078
                                                                                          ---------------
Total assets                                                                                9,374,401,415
                                                                                          ---------------

Liabilities

Collateral on securities loaned, at value                                                     606,089,198
Options written, at value (premiums received--$3,342,849)                                       1,131,700
Payables:
   Withdrawals                                                              16,023,081
   Custodian bank                                                            3,151,999
   Investment adviser                                                          479,361
   Other affiliates                                                             44,847         19,699,288
                                                                       ---------------
Accrued expenses and other liabilities                                                            241,098
                                                                                          ---------------
Total liabilities                                                                             627,161,284
                                                                                          ---------------

Net Assets

Net assets                                                                                $ 8,747,240,131
                                                                                          ===============

Net Assets Consist of

Investors' capital                                                                        $ 6,206,967,655
Unrealized appreciation on investments and foreign
currency transactions--net                                                                  2,540,272,476
                                                                                          ---------------
Net Assets                                                                                $ 8,747,240,131
                                                                                          ===============

See Notes to Financial Statements.


June 30, 2004, Mercury Basic Value Fund, Inc.


STATEMENT OF OPERATIONS

For the Year Ended June 30, 2004

MASTER BASIC VALUE TRUST
Investment Income

Dividends (net of $2,189,262 foreign withholding tax)                                     $   155,984,382
Interest from affiliates                                                                        3,511,565
Securities lending--net                                                                           848,586
                                                                                          ---------------
Total income                                                                                  160,344,533
                                                                                          ---------------

Expenses

Investment advisory fees                                               $    33,463,162
Accounting services                                                          1,203,991
Custodian fees                                                                 362,015
Professional fees                                                              185,995
Pricing fees                                                                   100,724
Trustees' fees and expenses                                                     58,099
Printing and shareholder reports                                                12,992
Other                                                                          148,615
                                                                       ---------------
Total expenses                                                                                 35,535,593
                                                                                          ---------------
Investment income--net                                                                        124,808,940
                                                                                          ---------------

Realized & Unrealized Gain (Loss) on
Investments & Foreign Currency
Transactions--Net

Realized gain (loss) from:
   Investments--net                                                        275,306,942
   Foreign currency transactions--net                                        (472,456)        274,834,486
Change in unrealized appreciation/depreciation on:
   Investments--net                                                      1,439,839,087
   Foreign currency transactions--net                                           24,610      1,439,863,697
                                                                       ---------------    ---------------
Total realized and unrealized gain on investments and
foreign currency transactions--net                                                          1,714,698,183
                                                                                          ---------------
Net Increase in Net Assets Resulting from Operations                                      $ 1,839,507,123
                                                                                          ===============

See Notes to Financial Statements.


June 30, 2004, Mercury Basic Value Fund, Inc.


STATEMENTS OF CHANGES
IN NET ASSETS

MASTER BASIC VALUE TRUST

                                                                               For the Year Ended
                                                                                    June 30,
Increase (Decrease) in Net Assets:                                          2004                2003
Operations

Investment income--net                                                 $   124,808,940    $   117,205,529
Realized gain (loss) on investments and foreign
currency transactions--net                                                 274,834,486      (194,293,023)
Change in unrealized appreciation/depreciation on
investments and foreign currency transactions--net                       1,439,863,697       (63,780,449)
                                                                       ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations                                                       1,839,507,123      (140,867,943)
                                                                       ---------------    ---------------

Capital Transactions

Proceeds from contributions                                              1,290,226,187      1,032,235,075
Fair value of withdrawals                                              (1,770,988,202)    (1,810,048,195)
                                                                       ---------------    ---------------
Net decrease in net assets derived from
   capital transactions                                                  (480,762,015)      (777,813,120)
                                                                       ---------------    ---------------

Net Assets

Total increase (decrease) in net assets                                  1,358,745,108      (918,681,063)
Beginning of year                                                        7,388,495,023      8,307,176,086
                                                                       ---------------    ---------------
End of year                                                            $ 8,747,240,131    $ 7,388,495,023
                                                                       ===============    ===============

See Notes to Financial Statements.


June 30, 2004, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS

MASTER BASIC VALUE TRUST

The following ratios have been derived from information provided in the financial statements.
                                                                                         For the Period
                                                                                          October 13,
                                                                                           2000++ to
                                                          For the Year Ended June 30,       June 30,
                                                         2004          2003        2002       2001
Total Investment Return**

       Total investment return                           25.38%        (.09%)      (9.93%)             --
                                                    ===========   ===========  ===========    ===========

Ratios to Average Net Assets

       Expenses                                            .43%          .43%         .42%          .42%*
                                                    ===========   ===========  ===========    ===========
       Investment income--net                             1.50%         1.66%        1.33%         1.57%*
                                                    ===========   ===========  ===========    ===========

Supplemental Data

       Net assets, end of period (in thousands)     $ 8,747,240   $ 7,388,495  $ 8,307,176    $ 9,409,683
                                                    ===========   ===========  ===========    ===========
       Portfolio turnover                                33.32%        31.92%       38.15%         37.53%
                                                    ===========   ===========  ===========    ===========

 * Annualized.

** Total return is required to be disclosed for fiscal years eginning after December 15, 2000.

++ Commencement of operations.

   See Notes to Financial Statements.


June 30, 2004, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS


MASTER BASIC VALUE TRUST


1. Significant Accounting Policies:

Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.



June 30, 2004, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



June 30, 2004, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank--The Trust recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.



June 30, 2004, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of June 30, 2004, the Trust lent securities with a value of $66,294,327 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended June 30, 2004, MLIM, LLC received $361,978 in securities lending agent fees.

In addition, MLPF&S received $1,186,574 in commissions on the execution of portfolio security transactions for the Trust for the year ended June 30, 2004.

For the year ended June 30, 2004, the Trust reimbursed FAM $168,242 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.



June 30, 2004, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2004 were $2,648,361,644 and $3,165,176,092, respectively.

Net realized gains/losses for the year ended June 30, 2004 and net unrealized appreciation/depreciation as of June 30, 2004 were as follows:


                                                       Unrealized
                                      Realized       Appreciation/
                                    Gains/Losses      Depreciation

Long-term investments            $   320,930,362    $ 2,542,726,425
Options purchased                   (50,011,839)        (4,673,000)
Options written                        4,388,419          2,211,149
Foreign currency transactions          (472,456)              7,902
                                 ---------------    ---------------
Total                            $   274,834,486    $ 2,540,272,476
                                 ===============    ===============


As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $2,458,957,136, of which $2,644,623,036 related to appreciated securities and $185,665,900 related to depreciated securities. At June 30, 2004, the aggregate cost of investments, net of options written, for federal income tax purposes was $6,870,949,556.

Transactions in put options written for the year ended June 30, 2004 were as follows:


                                        Number of       Premiums
                                        Contracts       Received

Outstanding call options written,
beginning of year                         60,000    $    10,746,601
Options written                          184,940         29,622,217
Options closed                         (140,000)       (28,125,683)
Options expired                         (86,000)        (8,900,286)
                                   -------------    ---------------
Outstanding call options written,
end of year                               18,940    $     3,342,849
                                   =============    ===============


June 30, 2004, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


4. Short-Term Borrowings:

The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of ..09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Trust did not borrow under the credit agreement during the year ended June 30, 2004.



June 30, 2004, Mercury Basic Value Fund, Inc.



REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM


MASTER BASIC VALUE TRUST


To the Investors and Board of Trustees of Master Basic Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value Trust (the "Trust") as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Master Basic Value Trust as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2004



June 30, 2004, Mercury Basic Value Fund, Inc.



PORTFOLIO INFORMATION
(UNAUDITED)


AS OF JUNE 30, 2004


Ten Largest Common                       Percent of
Stock Holdings                           Net Assets

Exxon Mobil Corporation                      4.4%

Wells Fargo & Company                        3.9

Citigroup Inc.                               2.8

Bank One Corporation                         2.8

Raytheon Company                             2.6

American International Group, Inc.           2.0

Deere & Company                              1.9

Viacom, Inc. (Class B)                       1.9

Bank of America Corporation                  1.8

Kimberly-Clark Corporation                   1.8



June 30, 2004, Mercury Basic Value Fund, Inc.



OFFICERS AND DIRECTORS/TRUSTEES

INTERESTED DIRECTOR/TRUSTEE
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                       Position(s)   Length of                                              Overseen by    Held by
                       Held          Time                                                   Director/      Director/
Name, Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Terry K. Glenn*        President     1999 to  President of the Merrill Lynch Investment     125 Funds      None
P.O. Box 9011          and           present  Managers, L.P. ("MLIM")/Fund Asset            160 Portfolios
Princeton,             Director/     and      Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011          Trustee       1983 to  since 1999; Chairman (Americas Region) of
Age: 63                              present  MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial Data
                                              Services, Inc. since 1985.

*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
Services and Princeton Administrators, L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr.Glenn serves at the pleasure of the Board of Directors/Trustees.


June 30, 2004, Mercury Basic Value Fund, Inc.



OFFICERS AND DIRECTORS/TRUSTEES
(CONTINUED)


INDEPENDENT DIRECTORS/TRUSTEES*
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                       Position(s)   Length of                                              Overseen by    Held by
                       Held          Time                                                   Director/      Director/
Name, Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Donald W. Burton       Director/     2002 to  General Partner of The Burton Partnership,    23 Funds       ITC DeltaCom,
P.O. Box 9095          Trustee       present  Limited Partnership (an investment            36 Portfolios  Inc.; ITC Holding
Princeton,                                    partnership) since 1979; Managing General                    Company, Inc.;
NJ 08543-9095                                 Partner of The South Atlantic Venture Funds                  Knology, Inc.;
Age: 60                                       since 1983; Member of the Investment                         MainBancorp,
                                              Advisory Committee of the Florida State                      N.A.; PriCare,
                                              Board of Administration since 2001.                          Inc.; Symbion, Inc.


M. Colyer Crum         Director/     1977 to  James R. Williston Professor of Investment    24 Funds       Cambridge
P.O. Box 9095          Trustee       present  Management Emeritus, Harvard Business         37 Portfolios  Bancorp
Princeton,                                    School since 1996; James R. Williston
NJ 08543-9095                                 Professor of Investment Management,
Age: 72                                       Harvard Business School from 1971 to 1996.


Laurie Simon Hodrick   Director/     1999 to  Professor of Finance and Economics, Graduate  23 Funds       None
P.O. Box 9095          Trustee       present  School of Business, Columbia University       36 Portfolios
Princeton,                                    since 1998; Associate Professor of
NJ 08543-9095                                 Finance and Economics, Graduate School
Age: 41                                       of Business, Columbia University from
                                              1996 to 1998.


David H. Walsh         Director/     2003 to  Consultant with Putnam Investments since      23 Funds       None
P.O. Box 9095          Trustee       present  1993 and employed in various capacities       36 Portfolios
Princeton,                                    therewith from 1973 to 1992; Director,
NJ 08543-9095                                 The National Audubon Society since 1998;
Age: 62                                       Director, The American Museum of Fly
                                              Fishing since 1997.


Fred G. Weiss          Director/     1998 to  Managing Director of FGW Associates since     23 Funds       Watson
P.O. Box 9095          Trustee       present  1997; Vice President, Planning, Investment    36 Portfolios  Pharmaceuticals,
Princeton,                                    and Development of Warner Lambert Co.                        Inc.
NJ 08543-9095                                 from 1979 to 1997; Director of Michael J.
Age: 62                                       Fox Foundation for Parkinson's Research;
                                              Director of BTG International PLC (a global
                                              technology commercialization company) since
                                              2001.


*The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.



June 30, 2004, Mercury Basic Value Fund, Inc.



OFFICERS AND DIRECTORS/TRUSTEES
(CONCLUDED)

FUND OFFICERS*
                       Position(s)   Length of
                       Held          Time
Name, Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years
Donald C. Burke        Vice          1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President     present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and           and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer     1999 to
Age: 44                              present


Robert C. Doll, Jr.    Senior        1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
P.O. Box 9011          Vice          present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager
Princeton,             President              of MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds,
NJ 08543-9011                                 Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999;
Age: 49                                       Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.


Robert J. Martorelli   Vice          2002 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011          President     present  to 2000.
Princeton,
NJ 08543-9011
Age: 47


Kevin M. Rendino       Vice          1999 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011          President     present  to 2000.
Princeton,
NJ 08543-9011
Age: 37


Phillip S. Gillespie   Secretary     2004 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011                        present  from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                    associated with MLIM since 1998.
NJ 08543-9011
Age: 40


*Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260



June 30, 2004, Mercury Basic Value Fund, Inc.



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie
Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
Item 3(c)(4) of Form N-CSR.


Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization.
Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -

Mercury Basic Value Fund, Inc.
       Fiscal Year Ending June 30, 2004 - $11,400
       Fiscal Year Ending June 30, 2003 - $6,000

Master Basic Value Trust
       Fiscal Year Ending June 30, 2004 - $48,000
       Fiscal Year Ending June 30, 2003 - $47,500

(b) Audit-Related Fees -

Mercury Basic Value Fund, Inc.
       Fiscal Year Ending June 30, 2004 - $0
       Fiscal Year Ending June 30, 2003 - $0

Master Basic Value Trust
       Fiscal Year Ending June 30, 2004 - $0
       Fiscal Year Ending June 30, 2003 - $0

(c) Tax Fees

Mercury Basic Value Fund, Inc.
       Fiscal Year Ending June 30, 2004 - $5,200
       Fiscal Year Ending June 30, 2003 - $3,200

Master Basic Value Trust
       Fiscal Year Ending June 30, 2004 - $8,000
       Fiscal Year Ending June 30, 2003 - $7,500

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -

Mercury Basic Value Fund, Inc.
       Fiscal Year Ending June 30, 2004 - $0
       Fiscal Year Ending June 30, 2003 - $0

Master Basic Value Trust
       Fiscal Year Ending June 30, 2004 - $0
       Fiscal Year Ending June 30, 2003 - $0


(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g)
Mercury Basic Value Fund, Inc.
       Fiscal Year Ending June 30, 2004 - $16,114,216
       Fiscal Year Ending June 30, 2003 - $17,689,695

Master Basic Value Trust
       Fiscal Year Ending June 30, 2004 - $16,114,216
       Fiscal Year Ending June 30, 2003 - $17,689,695


(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Mercury Basic Value Fund, Inc. and Master Basic Value Trust

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Mercury Basic Value Fund, Inc. and Master Basic Value Trust


Date: August 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Mercury Basic Value Fund, Inc. and Master Basic Value Trust


Date: August 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Mercury Basic Value Fund, Inc. and Master Basic Value Trust


Date: August 13, 2004